Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

•	Focused Balanced Strategy Portfolio	•	Focused Equity Strategy Portfolio

•	Focused Fixed Income and Equity	•	Focused Fixed Income Strategy
	Strategy Portfolio		Portfolio

•	Focused Multi-Asset Strategy

(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated September 12, 2006, to the Prospectus dated February 28, 2006

          Effective immediately, in the “Shareholder Account Information” section of the Portfolios’ prospectus, on pages 17 and 18, the second bullet point under the heading “Waivers for Certain Investors for Class A Shares” is replaced with the following:

“ • Participants in certain employer sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Portfolio(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Portfolio or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant record keeping or other administrative services.”

          Additionally, on page 18, the section under the heading “Waivers for Certain Investors for Class B and Class C shares” is replaced in its entirety with the following:

“Waivers for Certain Investors for Class B and Class C shares. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of Class B and C shares. The Portfolios reserve the right to modify or to cease offering these programs at any time:

• Within one year of the shareholder’s death or becoming legally disabled (individually and spousal joint accounts only).

• Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 ½ at the time the redemption is made.

• Fund Directors and other individuals who are affiliated with any Portfolio or any Portfolio distributed by the Distributor.

• To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

• Eligible participant distributions from employer sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

• Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).”

* * * *

          Effective immediately, in the “More Information about the Portfolios” section of the Portfolios’ prospectus, under the heading “Information About The Underlying Funds,” on page 31, the explanation of the “Focus” strategy is replaced in its entirety with the following:

“A Focus strategy is one in which an investment manager actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. Each adviser of an Underlying Fund that employs a focused strategy will generally invest in up to ten securities (or generally up to twenty securities with respect to the Focused Small-Cap Value Portfolio and Focused Small-Cap Growth Portfolio), and each Underlying Fund that employs a focused strategy will generally hold up to thirty securities (or generally up to sixty securities with respect to the Focused Small-Cap Value Portfolio and Focused Small-Cap Growth Portfolio). Examples of when an Underlying Fund employing a focused strategy may hold more than the specified number of securities include, but is not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage an Underlying Fund or a portion of an Underlying Fund’s assets. Each adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security position.”

SUNAMERICA FOCUSED SERIES, INC.

Supplement dated September 12, 2006, to the
Statement of Additional Information (“SAI”) dated February 28, 2006

•	Focused Balanced Strategy Portfolio	•	Focused Equity Strategy Portfolio

•	Focused Fixed Income and Equity	•	Focused Fixed Income Strategy
	Strategy Portfolio		Portfolio

•	Focused Multi-Asset Strategy

(each a “Portfolio” and collectively, the “Portfolios”)

          Effective immediately, the description of the Portfolios’ policies and procedures with respect to the disclosure of non-public portfolio holdings information on page 31 of the SAI is replaced with the following:

“DISCLOSURE OF PORTFOLIO HOLDINGS
POLICIES AND PROCEDURES

          The Board of Directors (the “Board”) has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Portfolio’s portfolio holdings have been publicly disclosed, it is the Portfolios’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing such information, subject to certain conditions described below and as set forth in the Portfolios’ policy.

          The Portfolios' complete portfolio holdings are publicly available via SEC filings made by the Portfolios on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios' fiscal quarter.

          In addition, the Portfolios’ complete holdings information will be made available on the Portfolios’ website on a monthly basis. The Portfolios’ holdings for each month will posted on the first business day following the 15th day of each month.

          Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser's Legal Department. The Portfolio and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

          Before any non-public disclosure of information about a Portfolio’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance Departments of the Adviser. The Portfolio's Chief Compliance Officer or the Adviser's Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Portfolio’s shareholders and the Portfolio’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolios' operation or is in the Portfolio’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Portfolio for any reason.

          Non-public holdings information may be provided to the Portfolios’ service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to whom the Portfolios’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios as required to maintain the confidentiality of the information provided.

          At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Portfolios and the purpose for such disclosure.”

*   *   *   *

           Effective immediately, the first and third paragraphs under the heading “Waiver of CDSCs” on pages 39 and 40 of the SAI are deleted and replaced in their entirety by the following:

“Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.”

“Distributions. CDSCs may be waived on taxable distributions to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59½ at the time the redemption is made.”

          Additionally, the section titled “Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares” on page 41 of the SAI is deleted and replaced in its entirety with the following:

“Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Portfolio(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Portfolio or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolios may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.”